Selling, General and Administrative Expenses	12 Months Ended
Dec. 31, 2023
Disclosure Of Selling General And Administrative Expenses Abstract
Selling, General and Administrative Expenses
Note 22 – Selling, General and Administrative Expenses

	For the Year Ended December 31,
	2023	2022	2021
	$ Thousands
Payroll and related expenses (1)	26,877	46,660	41,930
Depreciation and amortization	4,212	3,259	2,623
Professional fees	18,190	15,798	16,069
Business development expenses	15,607	15,186	1,566
Expenses in respect of acquisition of CPV Group	-	-	752
Office maintenance	6,524	4,581	3,022
Other expenses	13,305	14,452	9,765
	84,715	99,936	75,727

(1) A portion of this relates to profit sharing for CPV Group employees

The fair value of the CPV Group’s Profit-Sharing Plan is recognized as an expense, against a corresponding increase in liability, over the period in which the unconditional right to payment is achieved. The liability is remeasured at each reporting date until the settlement date. Any change in the fair value of the liability is recognized in the consolidated statements of profit and loss. In 2023, the CPV Group recorded expenses in the amount of approximately NIS 89 million (approximately $24 million) (2022: NIS 46 million (approximately $13 million)).